LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 24, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON BW GLOBAL FLEXIBLE INCOME FUND

DATED MAY 31, 2016

The section of the fund’s Statement of Additional Information titled “Additional Purchase and Redemption Information — Dividends” is hereby deleted in its entirety.

Please retain this supplement for future reference.

BWXX284307